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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 15, 1998


                             2CONNECT EXPRESS, INC.
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             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                        -------------------------------
                        (State or other jurisdiction of
                         incorporation or organization)



           000-22251                                   65-0674664
------------------------------------       ------------------------------------
    (Commission file number)               (I.R.S. Employer Identification No.)



    2055 Lakes Avenue SE, Suite A                                   33771
 ------------------------------------------------             ------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (813) 584-7902
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--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



 3500 Gateway Drive, Suite 101, Pompano Beach, FL                    33069
 ------------------------------------------------             ------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (954) 797-7960
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Item 5. OTHER EVENTS


On November 15, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from October 4, 1998 to October 31, 1998. A copy of this report is filed as Exhibit 99 hereto.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit 99. Debtor's Monthly Financial Report (Business) For the
                         Period From October 4, 1998 to October 31, 1998, filed with the United States Bankruptcy Court.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        2CONNECT EXPRESS, INC.
                                        ----------------------------------------
                                        (Registrant)




Date: November 18, 1998                      /s/ James S. Holbrook, Jr.
                                        ----------------------------------------
                                        James S. Holbrook, Jr., Chairman of the
                                        Board and Chief Executive Officer


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                                 EXHIBIT INDEX




Exhibit Number          Description                   Sequentially Numbered Page
--------------          -----------                   --------------------------

    99           Debtor's Monthly Financial Report             5
                 for the period from October 4,
                 1998 to October 31, 1998